United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) June 2, 2014

Madison Explorations Inc.
(Exact name of registrant as specified in its chapter)

Nevada	000-51302	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2825 E. Cottonwood Parkway, Suite 500, Salt Lake City, Utah	84121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (801) 326-0110

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in report

Item 2.01. Completion of Acquisition or Disposition of Assets

On May 28, 2014 Madison Explorations, Inc., a Nevada corporation (the ‘Company”), Board of Directors (the “Board”) approved the asset purchase of the CannaStrips (the “Transaction”) a cannabis delivery technology from Brent Inzer.

The Board approval formally authorized the Company to close the CannaStrips Asset Purchase and acquire the CannaStrips technology and related intellectual property. The transaction formally closed on May 28, 2014 (the “Closing”)

At Closing the Board authorized the issuance of 5,000,000 shares of unregistered restricted Common Stock to Brent Inzer.

In exchange the Company acquired the asset CannaStrips and all intellectual property related to the asset.

The foregoing description of the Transaction is qualified in its entirety by reference to the Asset Purchase Agreement which is attached as Exhibit 10.4

Item 3.02. Unregistered Sales of Equity Securities

On May 28, 2014, the Board authorized the issuance of 5,000,000 shares of unregistered restricted Common Stock to Brent Inzer in exchange for the CannaStrips asset and intellectual property.

The Company relied upon Section 4(2) of the Securities Act of 1933 for the offer and sale. The Company believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale, there was no underwriter, and no underwriting commissions were paid.

Item 7.01. Regulation FD Disclosure.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibit 10.4, Exhibit 99.2 and Exhibit 99.1, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 8.01. Other Events.

On June 2, 2014, Madison issued a press release announcing that it has closed its acquisition of the CannaStrips technology. A copy of this press release is attached as Exhibit 99.2 and hereby incorporated by reference.

On April 22, 2014, Madison issued a press release announcing that it has entered into a letter of intent to acquire the CannaStrips technology. A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description

10.4	Asset Purchase Agreement dated May 28, 2014 between Madison Explorations and Brent Inzer	Included

99.1	Press release dated April 22, 2014 announcing the letter of intent for the acquisition of technology.	Included

99.2	Press release dated June 2, 2014 announcing the closing of the acquisition of technology.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Madison Explorations Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

Madison explorations inc.

Dated: June 2, 2014	By:	/s/ Joseph Gallo
Joseph Gallo – Director and CEO